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                                                                  EXHIBIT 2.2


                               PLAN OF ARRANGEMENT
                                UNDER SECTION 252
                               OF THE COMPANY ACT
                               (BRITISH COLUMBIA)

                                 --------------

                                    ARTICLE 1
                                 INTERPRETATION

1.1      DEFINITIONS

         In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         (a) "ACQUISITION AGREEMENT" means the agreement by and among Parent, the Company, the Shareholders' Representative and Target, dated as of August 5, 2000, as the same may be amended and restated, to which this Plan of Arrangement is attached;

         (b) "AFFILIATE" means, as applied to any Person, (a) any other Person directly or indirectly controlling, controlled by or under common control with, that Person, (b) any other Person that owns or controls 10% or more of any class of equity securities of that Person or any of its Affiliates (treating for purposes of this clause (b) any equity securities issuable upon the exercise of any option, warrant or convertible security owned or controlled by such other Person as if such equity securities were issued and outstanding), or (c) any director, partner or officer of such Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise;

         (c) "AGGREGATE NUMBER OF CONSIDERATION SHARES" means the quotient obtained by dividing (x) $28,980,000 by (y) the Average Closing Price;

         (d) "ARRANGEMENT" means the arrangement under section 252 of the BC Company Act on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments hereto made in accordance with section 6.1 or made at the direction of the Court in the Final Order;

         (e) "AUTOMATIC REDEMPTION DATE" means that date which is the second anniversary of the Closing, unless such date shall be accelerated at any time to a specified earlier date by the Board of Directors upon at least 75 days prior written




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               notice to the registered holders of Exchangeable Shares, in which case the Automatic Redemption Date shall be such earlier date; PROVIDED, HOWEVER, that the Board of Directors may so accelerate the Automatic Redemption Date only at such time as there are outstanding fewer than 250,000 Exchangeable Shares held by holders other than Parent and its Affiliates;

         (f) "AVERAGE CLOSING PRICE" means $47.66, subject to adjustment upon the occurrence of a stock split, reverse split, stock dividend, stock combination, reclassification or other similar change with respect to Parent Common Stock;

         (g) "BC COMPANY ACT" means the Company Act (British Columbia), as amended from time to time;

         (h)   "BOARD OF DIRECTORS" means the board of directors of the Company;

         (i) "BUSINESS DAY" means any day on which commercial banks are generally open for business in Boston, Massachusetts and Vancouver, British Columbia other than a Saturday, a Sunday or a day observed as a holiday in Boston, Massachusetts or in Vancouver, British Columbia under the laws of the Commonwealth of Massachusetts, under the laws of the Province of British Columbia or the federal laws of Canada or the United States of America applicable therein;

         (j) "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose;

         (k)   "CAPITAL REORGANIZATION" has the meaning ascribed thereto in section 5.6;

         (l)   "CALL NOTICE" has the meaning ascribed thereto in subsection
               5.1(b);

         (m)   "CERTIFICATE LIMIT" has the meaning ascribed to that term in
               Section 116 of the Tax Act.

         (n)   "CLEARANCE CERTIFICATE" means a certificate issued pursuant to
               Section 116 of the Tax Act.

         (o) "CLOSING" has the meaning ascribed thereto in the Acquisition Agreement;


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         (p)   "COMPANY" means C&T Acquisition Corporation, a corporation existing under the BC Company Act;

         (q)   "COURT" means the Supreme Court of British Columbia;

         (r) "CURRENT MARKET PRICE" means, as of any date, the Canadian Dollar Equivalent of the closing sale price of a share of Parent
               Common Stock on such date (or, if no trades of Parent Common Stock occurred on such date, on the last trading day prior thereto on which such trades occurred) as traded on NASDAQ and reported by the Wall Street Journal, or, if shares of Parent Common Stock are not then quoted on NASDAQ, on such other stock exchange or automated quotation system on which shares of Parent Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose, PROVIDED, HOWEVER, in the event that the Parent
               Common Stock is no longer listed on NASDAQ or any other national exchange or automated quotation system then the Current Market Price of a share of Parent Common Stock shall be determined by the Board of Directors in good faith based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding;

         (s) "CURRENT PARENT COMMON SHARE EQUIVALENT" means, on any date, the equivalent as at such date of one share of Parent Common Stock as at the Effective Date, expressed to four decimal places, determined by applying on a cumulative basis the following adjustments, to the extent applicable by reason of any transactions occurring in respect of Parent Common Stock between the Effective Date and such date, the Current Parent Common Share Equivalent as at the Effective Date being 1.0000:

                    if Parent shall (A) subdivide or redivide its then outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock, unless the Company is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Exchangeable Shares, (B) combine or consolidate its then outstanding shares of Parent Common Stock into a lesser number of shares of Parent Common Stock, unless the Company is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Exchangeable Shares, or (C) issue shares of Parent Common Stock (or securities exchangeable or convertible into Parent Common Stock) to the holders of all or substantially all of its then outstanding shares of Parent Common Stock by way of stock dividend or other distribution (other than to holders of Parent Common Stock who exercise an option to receive stock dividends in lieu of receiving cash dividends), unless the Company


                                      -3-

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                    is permitted under applicable law without a vote of its
                    shareholders to issue or distribute, and shall simultaneously issue and distribute, equivalent numbers of shares of Parent Common Stock or other securities (adjusted if necessary in accordance with the Current Parent Common Share Equivalent), or the economic equivalent on a per share basis, to the holders of the Exchangeable Shares (any of such events being herein called a "Parent Common Stock Reorganization"), the Current Parent Common Share Equivalent shall be adjusted effective immediately after the record date at which the holders of Parent Common Stock are determined for the purpose of the Parent Common Stock Reorganization by multiplying the Current Parent Common Share Equivalent in effect on such record date by the quotient obtained when:

                         (i) the number of shares of Parent Common Stock outstanding after the completion of such Parent Common Stock Reorganization (but before giving effect to the issue of any shares of Parent Common Stock issued after such record date otherwise than as part of such Parent Common Stock Reorganization) including, in the case where securities exchangeable or convertible into shares of Parent Common Stock are distributed in accordance with such Parent Common Stock Reorganization, the number of shares of Parent Common Stock that would have been outstanding had such securities been exchanged for or converted into shares of Parent Common Stock on such record date, is divided by

                         (ii) the number of shares of Parent Common Stock
                              outstanding on such record date before giving effect to the Parent Common Stock Reorganization;

         (t) "EFFECTIVE DATE" means the date the certified copy of the Final Order is accepted for filing by the Registrar to give effect to the Arrangement;

         (u)   "EFFECTIVE TIME" means 12:01 a.m. on the Effective Date;

         (v) "ESCROW AGENT" means State Street Bank and Trust Company at its principal offices in Boston, Massachusetts;

         (w) "ESCROW AGREEMENT" has the meaning ascribed thereto in the Acquisition Agreement;

         (x) "ESCROW FUND" has the meaning ascribed thereto in the Acquisition Agreement.


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         (y)   "ESCROWED SHARES" has the meaning ascribed thereto in section
               2.1(e) hereof;

         (z) "EXCHANGE RATIO" means (A) when used with respect to, or in the context of, any Target Preferred Share transferred in exchange for Exchangeable Shares or shares of Parent Common Stock (or a combination of both) pursuant to the Arrangement, the Target Preferred Share Exchange Ratio, (B) when used with respect to, or in the context of, any Target Preferred Share Convertible Security that is assumed by Parent and is converted into a Replacement Option, Replacement Warrant or Replacement Convertible Debenture, as the case may be, pursuant to the Arrangement, the Target Preferred Share Exchange Ratio, (C) when used with respect to, or in the context of, any Target Common Share transferred in exchange for Exchangeable Shares or shares of Parent Common Stock (or a combination of both) pursuant to the Arrangement, the Target Common Share Exchange Ratio, and (D) when used with respect to, or in the context of, any Target Common Share Convertible Security that is assumed by Parent and is converted into a Replacement Option, Replacement Warrant or Replacement Convertible Debenture, as the case may be, pursuant to the Arrangement, the Target Common Share Exchange Ratio;

         (aa) "EXCHANGEABLE SHARE PROVISIONS" means the special rights and restrictions attaching to the Exchangeable Shares, which are set forth in Appendix A hereto;

         (bb) "EXCHANGEABLE SHARES" means the Exchangeable Shares of the Company having the special rights and restrictions set forth in the Exchangeable Share Provisions;

         (cc) "FINAL ORDER" means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Time;

         (dd) "FILING FEES" has the meaning ascribed thereto in the Acquisition Agreement;

         (ee) "INCOME TAX ACT" means the INCOME TAX ACT of Canada and the Regulations thereto, as amended from time to time.

         (ff) "LETTER OF TRANSMITTAL" means collectively a Letter of Transmittal and Election Form in the form accompanying the materials to be sent to the shareholders of Target in connection with the Meeting;

         (gg) "LIEN" means any lien, pledge, adverse claim, security interest, mortgage, claim, charge or encumbrance;


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         (hh)  "LIQUIDATION CALL PURCHASE PRICE" has the meaning ascribed thereto in subsection 5.2(a);

         (ii) "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in subsection 5.2(a);

         (jj)  "LIQUIDATION DATE" has the meaning ascribed thereto in section
               4.1 of the Exchangeable Share Provisions;

         (kk) "MEETING" means the Special Meeting of the shareholders of Target to be held to consider the Arrangement;

         (ll) "NASDAQ" means the distinct tier of the Nasdaq Stock Market referred to as the National Market;

         (mm) "NON-RESIDENT PERSON" means at the particular time that the context of this Agreement requires, a Person who is not a resident of Canada for purposes of the INCOME TAX ACT at that particular time.

         (nn)  "NUMBER OF FULLY DILUTED TARGET COMMON SHARES" means the sum of
               (i) the total number of Target Common Shares issued and outstanding at the Effective Time, (ii) the total number of Target Common Shares issuable at the Effective Time upon exercise or conversion, as the case may be, of all Target Common Share Convertible Securities outstanding at the Effective Time, (iii) the total number of Target Common Shares issuable at the Effective Time upon conversion of all Target Preferred Shares issued and outstanding at the Effective Time and (iv) the total number of Target Common Shares issuable upon conversion of all Target Preferred Shares issuable at the Effective Time upon exercise or conversion, as the case may be, of all Target Preferred Share Convertible Securities outstanding at the Effective Time.

         (oo) "PARENT" means Cubist Pharmaceuticals, Inc., a corporation existing under the laws of the State of Delaware, and any successor corporation;

         (pp) "PARENT COMMON STOCK REORGANIZATION" has the meaning ascribed thereto in subsection 1.1(s);

         (qq) "PARENT COMMON STOCK" means the common stock, par value US$0.001 per share, of Parent, and any other securities into which such stock may be changed;

         (rr) "PERSON" means any natural person, corporation, general partnership, limited partnership, limited liability company or partnership, proprietorship, other business organization, trust, union, association or governmental or regulatory authority;


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         (ss)  "REDEMPTION CALL PURCHASE PRICE" has the meaning ascribed thereto in subsection 5.3(a);

         (tt) "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in subsection 5.3(a);

         (uu)  "REGISTRAR" means the Registrar appointed under the BC Company
               Act;

         (vv) "REPLACEMENT CONVERTIBLE DEBENTURE" has the meaning ascribed thereto in subsection 2.1(g);

         (ww) "REPLACEMENT OPTION" has the meaning ascribed thereto in subsection 2.1(e);

         (xx) "REPLACEMENT WARRANT" has the meaning ascribed thereto in subsection 2.1(f);

         (yy)  "RETRACTED SHARES" has the meaning ascribed thereto in section
               5.1 of the Exchangeable Share Provisions;

         (zz) "RETRACTION CALL PURCHASE PRICE" has the meaning ascribed thereto in subsection 5.1(a);

         (aaa) "RETRACTION CALL RIGHT" has the meaning ascribed thereto in subsection 5.1(a);

         (bbb) "RETRACTION DATE" has the meaning ascribed thereto in section 5.2 of the Exchangeable Share Provisions;

         (ccc) "RETRACTION REQUEST" has the meaning ascribed thereto in section
               5.1 of the Exchangeable Share Provisions;

         (ddd) "SECURITIES ACT" has the meaning ascribed thereto in section 5.8;

         (eee) "SHAREHOLDERS' REPRESENTATIVE" has the meaning ascribed thereto in the Acquisition Agreement;

         (fff) "SHAREHOLDERS' AGREEMENT" has the meaning ascribed thereto in the Acquisition Agreement;

         (ggg) "TARGET" means TerraGen Discovery, Inc., a corporation existing under the BC Company Act;


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         (hhh) "TARGET COMMON SHARES" means the common shares in the capital of
               Target, including all rights associated therewith;

         (iii) "TARGET COMMON SHARE CONVERTIBLE SECURITY" means any Target Option, Target Warrant or Target Convertible Debenture that is exercisable for or convertible into, as the case may be, Target Common Shares;

         (jjj) "TARGET COMMON SHARE EXCHANGE RATIO" means the quotient obtained by dividing (A) the Aggregate Number of Consideration Shares, by (B) the Number of Fully Diluted Target Common Shares;

         (kkk) "TARGET CONVERTIBLE DEBENTURE" means any debenture convertible into Target Shares;

         (lll) "TARGET OPTION" means any option, whether vested or unvested, granted by Target prior to the Effective Date to purchase Target Shares;

         (mmm) "TARGET PREFERRED SHARES" means the Series 1 Preferred Shares, Series 2 Preferred Shares, Series 3 Preferred Shares and Series 4 Preferred Shares in the capital of Target, including all rights associated therewith;

         (nnn) "TARGET PREFERRED SHARE CONVERTIBLE SECURITY" means any Target Option, Target Warrant or Target Convertible Debenture that is exercisable for or convertible into, as the case may be, Target Preferred Shares.

         (ooo) "TARGET PREFERRED SHARE EXCHANGE RATIO" means the product obtained by multiplying (A) the number of Target Common Shares issuable at the Effective Time upon conversion of a single Target Preferred Share (regardless of whether such single Target Preferred Share is issued and outstanding at the Effective Time or is issuable at the Effective Time upon exercise or conversion of any Target Preferred Share Convertible Security outstanding at the Effective Time), by (B) a fraction, the numerator of which is the Aggregate Number of Consideration Shares, and the denominator of which is the Number of Fully Diluted Target Common Shares.

         (ppp) "TARGET SHARES" means all of the issued and outstanding Target Common Shares and Target Preferred Shares;

         (qqq) "TARGET WARRANT" means any warrant to acquire Target Shares;

         (rrr) "TAX ACT" means the INCOME TAX ACT (Canada), as amended from time to time;

         (sss) "THIRD PARTY EXPENSES" has the meaning ascribed thereto in the Acquisition Agreement;


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         (ttt) "TRANSFER AGENT" means Davis & Company or such other person as may from time to time be the Registrar and Transfer Agent for the Exchangeable Shares;

         (uuu) "TRUSTEE" means State Street Bank and Trust Company, a Massachusetts banking organization; and

         (vvv) "VOTING AND EXCHANGE TRUST AGREEMENT" means the Voting and Exchange Trust Agreement between the Company, Parent and the Trustee, made as of the Effective Date.

1.2      SECTIONS AND HEADINGS

         The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section or an Appendix refers to the specified section of or Appendix to this Plan of Arrangement.

1.3      NUMBER, GENDER AND PERSONS

         In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

1.4      WITHHOLDING TAX

         All amounts or shares required to be paid, deposited or delivered or issued under this Plan of Arrangement shall be paid, deposited, delivered or issued after deduction of any amount required by applicable law to be deducted or withheld on account of tax and the deduction of such amounts and remittance to the applicable tax authorities shall, to the extent thereof, satisfy such requirement to pay, deposit or deliver hereunder.


                                    ARTICLE 2
                                   ARRANGEMENT

2.1      ARRANGEMENT

         At the Effective Time on the Effective Date, the following shall occur and shall be deemed to occur in the following order without any further act or formality:

         (a) The authorized share capital of the Company shall be amended to authorize an unlimited number of Exchangeable Shares; as a result of such amendment the


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               Company shall have three classes of authorized share capital, namely, 10,000,000 Common Shares, 200,000,000 preferred shares and an unlimited number of Exchangeable Shares; the special rights and restrictions attaching to the Exchangeable Shares shall be as set out in APPENDIX A.

         (b) All of the outstanding Target Shares, except Target Shares held by holders who have exercised their rights of dissent in accordance with section 3.1 hereof and who are ultimately entitled to be paid fair value for such shares (hereinafter, "Dissenters") shall, without any action on the part of such holders be deemed to be transferred to the Company in exchange for that number of Exchangeable Shares (to be delivered to the affected holder pursuant to section 4.1 hereof), or shares of Parent Common Stock (to be delivered to the affected holder of Target Shares pursuant to section 4.2 hereof), or a combination of the two, according to the election made pursuant to Section
               2.2 hereof, equal to the product of such number of Target Shares (other than shares held by Dissenters) being exchanged and the Exchange Ratio. Each such former holder of Target Shares shall receive the whole number of Exchangeable Shares or shares of Parent Common Stock, or a combination of the two, according to the election made pursuant to Section 2.2 hereof, resulting from the exchange of such holder's Target Shares for the consideration set out in the foregoing sentence; provided however, that a number of Exchangeable Shares and shares of Parent Common Stock shall not be issued to such holders but deposited in escrow pursuant to Section 2.1(i) below. In lieu of fractional Exchangeable Shares or shares of Parent Common Stock, or a combination of the two, each holder of a Target Share who otherwise would be entitled to receive a fraction of an Exchangeable Share or of a share of Parent Common Stock, or a combination of the two, on the exchange shall be paid an amount determined as set forth in section 4.4 hereof.

         (c) Upon the exchange referred to in subsection 2.1(b) above, each holder of exchanged Target Shares shall cease to be such a holder, shall have their name removed from the register of holders of Target Shares and shall become a holder of the number of fully paid Exchangeable Shares or shares of Parent Common Stock, or a combination of the two, as the case may be, to which they are entitled as a result of such exchange and such holder's name shall be added to the register of holders of Exchangeable Shares or shares of Parent Common Stock, or a combination of the two, accordingly.

         (d) The Company shall add to its stated capital account in respect of Exchangeable Shares issued pursuant to subsection 2.1(b) an amount equal to the aggregate fair market value of the Target Shares exchanged for Exchangeable Shares pursuant to subsection 2.1(b) and immediately thereafter such paid-up capital shall be reduced to an amount equal to the paid-up capital, for purposes of the Income Tax Act (Canada), of such Target Shares so exchanged all as determined by the Board of Directors of the Company.


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         (e)   Except for Target Options granted to holders who have exercised their rights of dissent in accordance with Section 3.1 hereof and who are ultimately entitled to be paid fair value for the Target Shares subject to such Target Options, each Target Option outstanding at the Effective Time (and any related stock option plan) shall be assumed by Parent and be converted into an option (each, a "Replacement Option") to purchase a number of shares of Parent Common Stock determined by multiplying the number of Target Shares subject to such Target Option by the Exchange Ratio (and rounding the result down to the nearest whole share), each such Replacement Option (I) to have an exercise price per share equal to quotient obtained by dividing (1) the exercise price per share in effect at the Effective Time of the Target Option of which such Replacement Option is a replacement, by (2) the Exchange Ratio (and rounding the result up to the nearest whole cent), and (II) to have the same vesting, expiration and other terms as such Target Option, all in accordance with the terms of the stock option plan and stock option agreement governing such Target Option. In the event that a holder holds more than one Target Option, all of such Target Options, as well as the total number of Target Shares subject to all of such Target Options, shall be aggregated for purposes of implementing the assumption and conversion provisions of this Section 2.1(e).

         (f) Except for Target Warrants granted to holders who have exercised their rights of dissent in accordance with Section 3.1 hereof and who are ultimately entitled to be paid fair value for the Target Shares subject to such Target Warrants, each Target Warrant outstanding at the Effective Time shall be assumed by Parent and be converted into a warrant (each, a "Replacement Warrant") to purchase a number of shares of Parent Common Stock determined by multiplying the number of Target Shares subject to such Target Warrant by the Exchange Ratio (and rounding the result down to the nearest whole share), each such Replacement Warrant (I) to have an exercise price per share equal to quotient obtained by dividing (1) the exercise price per share in effect at the Effective Time of the Target Warrant of which such Replacement Warrant is a replacement, by (2) the Exchange Ratio (and rounding the result up to the nearest whole cent), and (II) to have the same expiration and other terms as such Target Warrant, all in accordance with the terms of the warrant instrument or warrant agreement governing such Target Warrant. In the event that a holder holds more than one Target Warrant, all of such Target Warrants, as well as the total number of Target Shares subject to all of such Target Warrants, shall be aggregated for purposes of implementing the assumption and conversion provisions of this
               Section 2.1(f).

         (g) Except for Target Convertible Debentures held by holders who have exercised their rights of dissent in accordance with Section 3.1 hereof and who are ultimately entitled to be paid fair value for the Target Shares into which such Target Convertible Debentures are convertible, each Target Convertible Debenture outstanding at the Effective Time shall be assumed by Parent and be converted into a debenture (each, a "Replacement Convertible Debenture") convertible into a number of shares of Parent Common Stock determined by


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               multiplying the number of Target Shares into which such Target
               Convertible Debenture is convertible by the Exchange Ratio (and rounding the result down to the nearest whole share), each such Replacement Convertible Debenture (I) to have a conversion price per share equal to quotient obtained by dividing (1) the conversion price per share in effect at the Effective Time of the Target Convertible Debenture of which such Replacement Convertible Debenture is a replacement, by (2) the Exchange Ratio (and rounding the result up to the nearest whole cent), and (II) to have the same expiration and other terms as such Target Convertible Debenture, all in accordance with the terms of the instrument or agreement governing such Target Convertible Debenture. In the event that a holder holds more than one Target Convertible Debenture, all of such Target Convertible Debentures, as well as the total number of Target Shares into which all of such Target Convertible Debentures are convertible, shall be aggregated for purposes of implementing the assumption and conversion provisions of this Section 2.1(g).

         (h) The maximum aggregate number of shares of Parent Common Stock and Exchangeable Shares to be issued in exchange for all Target Shares issued and outstanding immediately prior to the Effective Time, upon exercise of any and all vested and unvested Replacement Options and Replacement Warrants and upon conversion of any and all Replacement Convertible Debentures shall be equal to the Aggregate Number of Consideration Shares. No adjustment shall be made in the aggregate number of shares of Parent Common Stock and Exchangeable Shares issued or issuable pursuant to the Arrangement as a result of any consideration (in any form whatsoever) received by the Target from the date hereof to the Effective Time as a result of any exercise, conversion or exchange of Target Options, Target Warrants or Target Convertible Debentures.

         (i) Notwithstanding any other provision of this Plan of Arrangement to the contrary, at the Closing, Parent, the Company, the Shareholders' Representative and the Escrow Agent will execute and deliver the Escrow Agreement, pursuant to which the Company at the Effective Time shall deliver to the Escrow Agent, to be held in escrow pursuant to the terms of the Escrow Agreement, a stock certificate representing Exchangeable Shares and the Parent at the Effective Time shall deliver to the Escrow Agent, to be held in escrow pursuant to the terms of the Escrow Agreement, a stock certificate representing shares of Parent Common Stock, which certificates shall represent, in the aggregate, ten percent (10%) of the aggregate number of Exchangeable Shares and shares of Parent Common Stock issued at the Effective Time pursuant to the Arrangement (the "Escrowed Shares"). The number of the Escrowed Shares that will consist of Exchangeable Shares shall be equal to the product obtained by multiplying (A) ten percent (10%) of the aggregate number of Exchangeable Shares and shares of Parent Common Stock issued at the Effective Time pursuant to the Arrangement by (B) a fraction, the numerator of which shall be the total number of Exchangeable Shares to be issued by Parent to the holders of Target Shares at the Effective Time, and the denominator of which shall be equal to the total number of Exchangeable Shares and shares of Parent Common Stock to be issued by Parent to the holders of Target Shares at the Effective Time. The remainder of the Escrowed Shares shall be shares of Parent Common Stock. The provisions of the Escrow Agreement and the indemnification provisions of the Shareholders' Agreement shall apply to the Escrowed Shares.

         (j) Notwithstanding any other provision of this Plan of Arrangement to the contrary, the Company or Parent (as the case may be) shall be entitled, at its option to:

                    (i) refuse to issue any Exchangeable Shares ("Withheld Exchangeable Shares") or shares of Parent Common Stock ("Withheld Parent Common Stock") to any Person who has not reasonably satisfied the Company or the Parent that such Person is not a Non-Resident Person, unless such Person has, prior to the time at which such Exchangeable Shares or shares of Parent Common Stock are to be issued, provided the Company or the Parent, as applicable, with a Clearance Certificate having a Certificate Limit not less than the fair market value of the Exchangeable Shares or shares of Parent Common Stock, as the case may be, to be issued;

                    (ii) exchange any Withheld Exchangeable Shares for shares of Parent Common Stock, whereupon such shares of Parent Common Stock will become Withheld Parent Common Stock; and

                    (iii) sell any Withheld Parent Common Stock and remit such portion of the sale proceeds to the Receiver General for Canada as may be required to fulfil any obligation pursuant to subsection 116(5) of the Income Tax Act.

         (k) For purposes of illustrating the calculation of the Target Common Share Exchange Ratio and the Target Preferred Share Exchange Ratio at the Effective Time, and without limiting the generality of the provisions of this Plan of Arrangement (including, without limitation, the definition of Target Common Share Exchange Ratio and Target Preferred Share Exchange Ratio) or of any of the other Acquisition Documents, if the Effective Time had occurred at 12:00 a.m. on the date of the Acquisition Agreement, the Target Common Share Exchange Ratio would have been 0.021174 at such time and the Target Preferred Share Exchange Ratio would have been
               0.030173 at such time.

         (l) At the Closing, Target shall deliver to Parent a certificate executed by the Target's Director of Finance and by the Shareholders' Representative (acting on behalf of the holders of Target Shares, Target Options, Target Warrants and Target Convertible Debentures) setting forth the calculation of the Target Common Share Exchange Ratio and the Target Preferred Share Exchange Ratio as of the Effective Time. Such calculation shall be made in accordance with all of the provisions of this Plan of Arrangement. Each of Parent and Company shall be entitled to rely on such calculation for purposes of (i) allocating to the holders of Target Shares the shares of Parent Common Stock and Exchangeable Shares issued by Parent and the Company, respectively, at the Effective Time pursuant to the Arrangement and (ii) converting Target Options, Target Warrants and Target Convertible Debentures into Replacement Options, Replacement Warrants and Replacement Convertible Debentures, respectively, pursuant to the Arrangement. No Person that is a holder of Company Shares, Company Options, Company Warrants or Company Convertible Debentures shall have the right to challenge, or make a claim or bring an action against, Parent, Company or Target disputing the allocation among the holders of Target Shares of the shares of Parent Common Stock and Exchangeable Shares issued by Parent and Company, respectively, at the Effective Time pursuant to the Arrangement or the determination of the number shares of Parent Common Stock subject to each Replacement Option, Replacement Warrant or Replacement Convertible Debenture, if and to the extent that such allocation and such determination are based on, and consistent with, the calculation of the Target Common Share Exchange Ratio and the Target Preferred Share Exchange Ratio set forth in the Certificate delivered to Parent and Company pursuant to, and in accordance with, the provisions of this Subsection 2.1(l).

2.2      ELECTIONS

         Each Person who, at or prior to 5:00 p.m. (Vancouver Time) on the Business Day immediately preceding the Meeting, is a holder of record of Target Shares, will be entitled, with respect to all or a portion of such shares, to make an election at or prior to 5:00 p.m. on the Business Day immediately preceding the Meeting to receive Exchangeable Shares or shares of Parent Common Stock, or a combination thereof, in exchange for such holder's Target Shares, on the basis set forth herein and in accordance with such arrangements and procedures as will be agreed upon in good faith by Parent, the Company and Target, including the form of the Letter of Transmittal containing the elections and the procedures governing transmittal. Any Target Shares for which an effective election has not been made (other than Dissenters) will be deemed to be transferred to the Company pursuant to Section 2.1(b) in exchange for Exchangeable Shares.

2.3      SECTION 85 ELECTION

         If so requested by any holder of Target Shares who exchanges any of his Target Shares for Exchangeable Shares, the Company will jointly with that holder elect, in prescribed form and in accordance with subsection 85(6) of the Tax Act, pursuant to subsection 85(1) of the Tax Act at such amount as is stipulated by that holder.

2.4      BINDING EFFECT

         This Plan of Arrangement will become effective at and be binding at and after, the Effective Time on (i) the Target; (ii) Company; (iii) all holders and all beneficial holders of Target Shares, Target Options, Target Warrants or Target Convertible Debentures; and (iv) all holders and all beneficial holders of the Exchangeable Shares and Parent Common Stock issued pursuant to this Plan of Arrangement without limiting the generality of the foregoing, approval of this Plan of Arrangement shall constitute the approval by the beneficial holders of Target Shares of the Shareholders' Representative provisions of Section 1.3(e) of the Acquisition Agreement, which provisions are incorporated herein by reference.

2.5      ADJUSTMENTS TO EXCHANGE RATIOS

         Each of the Target Common Share Exchange Ratio and the Target Preferred Share Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Shares or Target Shares other than stock dividends paid in lieu of ordinary course dividends), reorganization, recapitalization or other like change with respect to Parent Common Stock or Target Preferred Shares or Target Common Shares, as applicable, occurring after the date of the Acquisition Agreement and prior to the Effective Time.

                                    ARTICLE 3
                                RIGHTS OF DISSENT

3.1      RIGHTS OF DISSENT

         Holders of Target Shares or of Target Options, Target Warrants or Target Convertible Debentures may exercise rights of dissent with respect to such Target Shares or the Target Shares subject to such Target Options, Target Warrants or Target Convertible Debentures, as the case may be, ("Dissenters' Shares"). In order to dissent with respect to Target Options, Target Warrants or Target Convertible Debentures, as the case may be, such Target Options, Target Warrants or Target Convertible Debentures, as the case may be, shall be deemed to have been exercised or converted for the purpose of exercising such dissent rights and the exercise price or conversion price, as the case may be, under each such Target Option, Target Warrant or Target Convertible Debenture, as the case may be, shall be deemed to be satisfied by set-off against the fair value paid for the Dissenters' Shares subject thereto, provided that if the holder of any such Target Option, Target Warrant or Target Convertible Debenture, as the case may be, is ultimately not entitled to be paid fair value for the Dissenters' Shares subject thereto, such Target Option, Target Warrant or Target Convertible Debenture, as the case may be, shall be deemed not to have been exercised and shall become a Replacement Option, Replacement Warrant or Replacement Convertible Debenture, as the case may be, in accordance with subsection 2.1(e), 2.1(f) or 2.1(g), as applicable. All such rights of dissent shall be exercised pursuant to and in the manner set forth in section 207 of the BC Company Act as modified by the Interim Order (as defined in the Acquisition Agreement) and this section 3.1 (the "Dissent Procedures") provided the Notice of Dissent is given to Target by no later than the close of business (Vancouver, British Columbia time) on the date which is two Business Days prior to the Meeting. Without limiting the generality of the foregoing, holders who duly exercise such rights of dissent and who:

         (a) are ultimately entitled to be paid fair value for their Dissenters' Shares shall be deemed to have transferred such Dissenters' Shares to Target for cancellation on the Effective Date but shall not be entitled to any other payment or consideration

               (including Exchangeable Shares and shares of Parent Common Stock) that would be payable under this Arrangement had such holder not exercised such right of dissent, or

         (b) are ultimately not entitled, for any reason, to be paid fair value for their Dissenters' Shares shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting holder of Target Shares, Target Options, Target Warrants or Target Convertible Debentures, as the case may be, and shall receive Exchangeable Shares on the basis determined in accordance with subsection 2.1(b), or Replacement Options, Replacement Warrants or Replacement Convertible Debentures, as the case may be, on the basis provided in subsection 2.1(e), 2.1(f) or 2.1(g), respectively.

In no case shall Target be required to recognize such holders as holders of Target Shares, Target Options, Target Warrants or Target Convertible Debentures, as the case may be, on and after the Effective Date, and the names of such holders of Target Shares, Target Options, Target Warrants or Target Convertible Debentures, as the case may be, shall be deleted from the register of holders of Target Shares, Target Options, Target Warrants or Target Convertible Debentures, as the case may be, maintained by the Target on the Effective Date.

                                    ARTICLE 4
                       CERTIFICATES AND FRACTIONAL SHARES

4.1      ISSUANCE OF CERTIFICATES REPRESENTING EXCHANGEABLE SHARES

         At or promptly after the Effective Time, the Company shall deposit with the Transfer Agent, for the benefit of the holders of Target Shares who will receive Exchangeable Shares in connection with the Arrangement, certificates representing the Exchangeable Shares issued to such holders pursuant to subsection 2.1(b) in exchange for outstanding Target Shares. Upon surrender to the Transfer Agent for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Target Shares that were exchanged for Exchangeable Shares under the Arrangement, together with such other documents and instruments as would have been required to effect the transfer of the Target Shares formerly represented by such certificate under the BC Company Act and the articles of Target and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares, which such holder has the right to receive pursuant to subsection 2.1(b) hereof (together with any dividends or distributions with respect thereto pursuant to section 4.3 and any cash in lieu of fractional Exchangeable Shares, pursuant to section 4.4), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Target Shares which is not registered in the transfer records of Target, a certificate representing the proper number of Exchangeable Shares may be issued to a transferee if the certificate representing such Target Shares is presented to the Transfer Agent, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this section 4.1, each certificate which immediately prior to the Effective Time represented one or more outstanding Target Shares that were exchanged for one or more Exchangeable Shares shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (i) a certificate representing Exchangeable Shares, as contemplated by this section 4.1, (ii) a cash payment in lieu of any fractional Exchangeable Shares, as contemplated by section 4.4, and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Exchangeable Shares, as contemplated by section 4.3.

4.2      EXCHANGE OF CERTIFICATES FOR PARENT COMMON STOCK

         At or promptly after the Effective Time, Parent shall deposit with the Transfer Agent, for the benefit of the holders of Target Shares who will receive shares of Parent Common Stock in connection with the Arrangement, certificates representing the shares of Parent Common Stock issued to such holders pursuant to subsection 2.1(b) in exchange for outstanding Target Shares. Upon surrender to the Transfer Agent for cancellation of a certificate which immediately prior to the Effective Time represented outstanding Target Shares that were exchanged for shares of Parent Common Stock together with such other documents and instruments as would have been required to effect the transfer of the Target Shares formerly represented by such certificate under the BC Company Act and the articles of Target and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Transfer Agent shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of shares of Parent Common Stock, which such holder has the right to receive pursuant to subsection 2.1(b) hereof (together with any dividends or distributions with respect thereto pursuant to section 4.3 and any cash in lieu of fractional shares of Parent Common Stock, pursuant to section 4.4), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Target Shares which is not registered in the transfer records of Target, a certificate representing the proper number of shares of Parent Common Stock may be issued to a transferee if the certificate representing such Target Shares is presented to the Transfer Agent, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this section 4.2, each certificate which immediately prior to the Effective Time represented one or more outstanding Target Shares that were exchanged for one or more shares of Parent Common Stock shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender (i) a certificate representing shares of Parent Common Stock, as contemplated by this section 4.2, (ii) a cash payment in lieu of any fractional share of Parent Common Stock, as contemplated by section 4.4, and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to shares of Parent Common Stock, as contemplated by section 4.3.

4.3      DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED CERTIFICATES

         No dividends or other distributions declared or made after the Effective Time with respect to Exchangeable Shares or shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate which, immediately prior to the Effective Time, represented outstanding Target Shares that were exchanged pursuant to section 2.1(b), and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to section 4.4, unless and until such certificate shall be surrendered in accordance with section 4.1 or section 4.2. Subject to applicable law and to section 4.6, at the time of such surrender of any such certificate (or, in the case of clause (iii) below, at the appropriate payment date), there shall be paid to the record holder of the certificate representing whole Exchangeable Shares or shares of Parent Common Stock, as the case may be, into which the shares represented by the surrendered certificate were exchanged, without interest, (i) the amount of any cash payable in lieu of a fractional Exchangeable Share or share of Parent Common Stock to which such holder is entitled pursuant to section 4.4, (ii) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Exchangeable Shares or shares of Parent Common Stock, as the case may be, and (iii) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole Exchangeable Shares or shares of Parent Common Stock, as the case may be.

4.4      NO FRACTIONAL SHARES

         No certificates or scrip representing fractional Exchangeable Shares or shares of Parent Common Stock shall be issued upon the surrender for exchange of certificates pursuant to section 4.1 or section 4.2 and no dividend, stock split or other change in the capital structure of the Parent or Company, as applicable, shall relate to any such fractional security and such fractional interests shall not entitle the owner thereof to vote or to exercise any rights as a security holder of Parent or Company, as applicable. In lieu of any such fractional securities, each person entitled to a fractional interest in an Exchangeable Share or a share of Parent Common Stock will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the Canadian Dollar Equivalent as of the Effective Date of the product of (i) such fraction, multiplied by (ii) the Average Closing Price.

4.5      LOST CERTIFICATES

         If any certificate that immediately prior to the Effective Time represented outstanding Target Shares that were exchanged pursuant to section 2.1(b) has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Transfer Agent will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Exchangeable Shares or shares of Parent Common Stock (and any dividends or distributions with respect thereto and any cash pursuant to section 4.4) deliverable in respect thereof as determined in accordance with section 2.1(b). When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Exchangeable Shares or shares of Parent Common Stock are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to Parent or the Company, as the case may be, in such sum as Parent or the Company may direct or otherwise indemnify Parent or the Company in a manner satisfactory to the Company and Parent against any claim that may be made against Target or the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

4.6      EXTINGUISHMENT OF RIGHTS

         Any certificate that immediately prior to the Effective Time represented outstanding Target Shares that were exchanged pursuant to section 2.1(b) and not deposited, with all other instruments required by section 4.1 or section 4.2, on or prior to the second anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of Target. On such date, the Exchangeable Shares or Parent Common Stock to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to the Company together with all entitlements to dividends, distributions and interests thereon held for such former registered holder for no consideration.

                                    ARTICLE 5
             CERTAIN RIGHTS OF PARENT TO ACQUIRE EXCHANGEABLE SHARES

5.1      PARENT RETRACTION CALL RIGHT

         (a) Parent shall have the overriding right (the "Retraction Call Right"), notwithstanding the proposed redemption of Retracted Shares by the Company on a Retraction Date, to purchase from the holder of the Retracted Shares on the Retraction Date the Retracted Shares upon payment by Parent to the holder of an amount per share equal to (a) the Current Market Price multiplied by the Current Parent Common Share Equivalent, in each case determined on the Retraction Date, which shall be satisfied in full in respect of the Retracted Shares by causing to be delivered to such holder such whole number of shares of Parent Common Stock as is equal to the product obtained by multiplying the number of Retracted Shares by the Current Parent Common Share Equivalent (together with an amount in lieu of any fractional share of Parent Common Stock resulting from such calculation payable in accordance with section 5.5), plus (b) the aggregate of all dividends declared and unpaid on such Retracted Share (collectively the "Retraction Call Purchase Price"). In the event of the exercise of the Retraction Call Right by Parent, (i) the holder of the Retracted Shares shall be obligated to deliver to Parent a completed and executed copy of the certificate attached as SCHEDULE B to the Exchangeable Share Provisions and (ii) subject to the provisions of Section 5.8 hereof, the holder of the Retracted Shares shall be obligated to sell to Parent, and Parent shall be obligated to purchase, the Retracted Shares on the Retraction Date upon payment by Parent to such holder of the Retraction Call Purchase Price for each Retracted Share.

         (b) In order to exercise the Retraction Call Right, Parent must notify the Transfer Agent in writing of its determination to do so (the "Call Notice") prior to the expiry of the third Business Day after the receipt by the Transfer Agent of the Retraction Request. If Parent does not so notify the Transfer Agent, the Transfer Agent will notify the holder as soon as possible thereafter that Parent will not exercise the Retraction Call Right, in which case the holder may revoke his Retraction Request in accordance with the Exchangeable Share Provisions. If Parent delivers the Call Notice before the end of such three Business Day period, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Parent in accordance with the Retraction Call Right. In such event, the Company shall not redeem the Retracted Shares and Parent shall purchase from such holder and such holder shall sell to Parent on the Retraction Date the Retracted Shares for the Retraction Call Purchase Price for each Retracted Share.

         (c) For the purposes of completing a purchase of the Retracted Shares pursuant to the Retraction Call Right, Parent shall deposit with the Transfer Agent, on or before the Retraction Date, certificates representing the shares of Parent Common Stock to be delivered to the holder of the Retracted Shares in payment of the total Retraction Call Purchase Price for the Retracted Shares (or the portion thereof payable in shares of Parent Common Stock, as the case may be) and a cheque in the amount of the remaining portion, if any, of the total Retraction Call Purchase Price (or, if any part of the Retraction Call Purchase Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property). Provided that such total Retraction Call Purchase Price has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as of the close of business on the Retraction Date and, for greater certainty, no redemption by the Company of such Retracted Shares shall take place on the Retraction Date. Parent shall cause the Transfer Agent to deliver to the holder of the Retracted Shares, at the address of such holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the office of the Transfer Agent to which the Retraction Request was delivered, in payment of such total Retraction Call Purchase Price, certificates representing the Parent Common Stock to be delivered in respect of such payment (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) registered in the name of the holder or in such other name as the holder may request in payment of such and, if applicable, a cheque of Parent payable at par and in Canadian dollars at any branch of the bankers of Parent or the Company in Canada (or, if any part of the Retraction Call Purchase Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property), and such delivery of such certificates and cheque (and property, if any) to the holder on behalf of Parent by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Call Purchase Price to the extent that the same is represented by such share certificates and cheque (and property, if any), unless such cheque is not paid on due presentation. On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Retraction Call Purchase Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Call Purchase Price shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Call Purchase Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Call Purchase Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so purchased by Parent shall thereafter be considered and deemed for all purposes to be a holder of the shares of Parent Common Stock delivered to such holder.

5.2      PARENT LIQUIDATION CALL RIGHT

         (a) Parent shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Company, to purchase from all but not less than all of the holders (other than Parent and its Affiliates) of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Parent of an amount per share equal to (a) the Current Market Price multiplied by the Current Parent Common Share Equivalent, in each case determined on the last business day prior to the Liquidation Date, which shall be satisfied in full in respect of all of the Exchangeable Shares held by such holder by Parent causing to be delivered to such holder such whole number of Parent Common Stock as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Parent Common Share Equivalent (together with an amount in lieu of any fractional share of Parent Common Stock resulting from such calculation payable in accordance with section 5.5), plus (b) the aggregate of all dividends declared and unpaid on such Exchangeable Share up to the Liquidation Date (collectively the "Liquidation Call Purchase Price"). In the event of the exercise of the Liquidation Call Right by Parent, (i) each holder shall be obligated to deliver to Parent a completed and executed copy of the certificate attached as SCHEDULE B to the Exchangeable Share Provisions and
               (ii) subject to the provisions of Section 5.8 hereof, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Parent on the Liquidation Date on payment by Parent to the holder of the Liquidation Call Purchase Price for each such share.

         (b) To exercise the Liquidation Call Right, Parent must notify the Transfer Agent and the Company of Parent's intention to exercise such right at least 30 days before the

               Liquidation Date in the case of a voluntary liquidation, dissolution or winding up of the Company and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding up of the Company. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not Parent has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by Parent. If Parent exercises the Liquidation Call Right, on the Liquidation Date, Parent will, subject to the provisions of Section 5.8 hereof, purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Parent shall deposit with the Transfer Agent, on or before the Liquidation Date, certificates representing the aggregate number of shares Parent Common Stock deliverable by Parent (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) in payment of the total Liquidation Call Purchase Price (or the portion thereof payable in Parent Common Stock, as the case may be) and a cheque or cheques in the amount of the remaining portion, if any, of the total Liquidation Call Purchase Price (or, if any part of the Liquidation Call Purchase Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property). Provided that such total Liquidation Call Purchase Price has been so deposited with the Transfer Agent, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Parent upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the Parent Common Stock delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BC Company Act and the articles of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Parent shall deliver to such holder, certificates representing the Parent Common Stock to which the holder is entitled and a cheque or cheques of Parent payable at par and in Canadian dollars at any branch of the bankers of Parent or of the Company in Canada in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price (or, if any part of the Liquidation Call Purchase Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property). If Parent does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the Liquidation Amount otherwise payable by the

               Company in connection with the liquidation, dissolution or winding-up of the Company pursuant to sections 4.1 to 4.3 of the Exchangeable Share Provisions.

5.3      PARENT REDEMPTION CALL RIGHT

         (a) Parent shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Company on the Automatic Redemption Date, to purchase from all but not less than all of the holders (other than Parent or its Affiliates) of Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Parent to the holder of an amount per share equal to (a) the Current Market Price multiplied by the Current Parent Common Share Equivalent, in each case determined on the Automatic Redemption Date, which shall be satisfied in full in respect of all of the Exchangeable Shares held by such holder by causing to be delivered to such holder such number of shares of Parent Common Stock as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Parent Common Share Equivalent (together with an amount in lieu of any fractional share of Parent Common Stock resulting from such calculation payable in accordance with section 5.5), plus (b) the aggregate of all dividends declared and unpaid on such Exchangeable Shares (collectively the "Redemption Call Purchase Price"). In the event of the exercise of the Redemption Call Right by Parent, (i) each holder shall be obligated to deliver to Parent a completed and executed copy of the certificate attached as SCHEDULE B to the Exchangeable Share Provisions and
               (ii) subject to Section 5.8 hereof, each holder shall be obligated to sell to Parent, and Parent shall be obligated to purchase upon receipt of such certificate, all the Exchangeable Shares held by the holder on the Automatic Redemption Date on payment by Parent to the holder of the Redemption Call Purchase Price for each such share.

         (b) To exercise the Redemption Call Right, Parent must notify the Transfer Agent, as agent for the holders of the Exchangeable Shares, and the Company of Parent's intention to exercise such right at least 75 days before the Automatic Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not Parent has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by Parent. If Parent exercises the Redemption Call Right, on the Automatic Redemption Date Parent will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, Parent shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, certificates representing the aggregate number of Parent Common Stock deliverable by Parent (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any

               Liens) in payment of the total Redemption Call Purchase Price (or the portion thereof payable in Parent Common Stock, as the case may be) and a cheque or cheques in the amount of the remaining portion, if any, of the total Redemption Call Purchase Price (or, if any of the Redemption Call Purchase Price consists of dividends payable in property, such property or property the same as or economically equivalent to such property). Provided that such total Redemption Call Purchase Price has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Parent upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the Parent Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BC Company Act and the articles of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Parent shall deliver to such holder, certificates representing the Parent Common Stock to which the holder is entitled and a cheque or cheques of Parent payable at par and in Canadian dollars at any branch of the bankers of Parent or of the Company in Canada in payment of the remaining portion, if any, of the total Redemption Call Purchase Price (or, if part of the Redemption Call Purchase Price consists of dividends payable in property, such property or property the same as or economically equivalent to such property). If Parent does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Company in connection with the redemption of the Exchangeable Shares pursuant to Article 6 of the Exchangeable Share Provisions.

5.4      FRACTIONAL SHARES OF PARENT COMMON STOCK

         No certificates or scrip representing fractional shares of Parent Common Stock shall be delivered to holders of Exchangeable Shares pursuant to the provisions hereof. In lieu of any such fractional security, each person entitled to a fractional interest in a share of Parent Common Stock will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the Canadian Dollar Equivalent as of the third Business Day prior to the relevant date of delivery of certificates representing shares of Parent Common Stock (the "Fractional Share Calculation Date") of the product of (i) such fraction, multiplied by (ii) the closing sale price of Shares of Parent Common Stock as traded on NASDAQ and reported by The Wall Street Journal on the Fractional Share Calculation Date, or, if shares of Parent Common Stock are not then quoted on NASDAQ, on such other stock exchange or automated quotation system on which shares of Parent Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose, provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of Shares of Parent Common Stock during such period does not create a market that reflects the fair market value of a share of Parent Common Stock then the Current Market Price of a share of Parent Common stock shall be determined by the Board of Directors in good faith based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

5.5      ECONOMIC EQUIVALENCE

         The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require) economic equivalence for the purposes of any provision herein that requires such a determination and each such determination shall be conclusive and binding on Parent and the holders of Exchangeable Shares, where applicable.

5.6      CAPITAL REORGANIZATION OF PARENT

         If at any time there is a capital reorganization of Parent that is not provided for in subsection 1.1(s) or a consolidation, merger, arrangement or amalgamation (statutory or otherwise) of Parent with or into another entity (any such event being called a "Capital Reorganization"), any holder of Exchangeable Shares whose Exchangeable Shares have not been exchanged for Parent Common Stock in accordance with the provisions hereof prior to the record date for such Capital Reorganization shall be entitled to receive and shall accept, upon any such exchange occurring pursuant to the provisions hereof at any time after the record date for such Capital Reorganization, in lieu of the shares of Parent Common Stock that he would otherwise have been entitled to receive pursuant to the provisions hereof, the number of shares or other securities of Parent or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property, that such holder would have been entitled to receive as a result of such Capital Reorganization if, on the record date, he had been the registered holder of the number of shares of Parent Common Stock to which he was then entitled upon any exchange of his Exchangeable Shares into shares of Parent Common Stock in accordance with the provisions hereof, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in subsection 1.1(s); provided that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that each holder of Exchangeable Shares shall thereafter be entitled to receive, upon any exchange of his Exchangeable Shares pursuant to the provisions hereof, such number of shares or other securities of Parent or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property.

5.7      OTHER CHANGE IN PARENT COMMON STOCK

         In the case of any reclassification of, or other change in, the outstanding shares of Parent Common Stock other than a Parent Common Stock Reorganization or a Capital Reorganization, such changes shall be made in the rights attaching to the Exchangeable Shares, without any action on the part of the Company or the holders of the Exchangeable Shares to the extent permitted by applicable law, effective immediately following the record date for such reclassification or other change, to the extent necessary to ensure that holders of Exchangeable Shares shall be entitled to receive, upon the occurrence at any time after such record date of any event whereby they would receive shares of Parent Common Stock pursuant to the provisions hereof, such shares, securities or rights as they would have received if their Exchangeable Shares had been exchanged for shares Parent Common Stock pursuant to the provisions hereof immediately prior to such record date, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in subsection 1.1(s).

5.8      SECURITIES LAW AND TAX LAW COMPLIANCE CONDITIONS

         (a) Notwithstanding anything expressed or implied in this Plan of Arrangement to the contrary, Parent shall not be obligated to purchase any Exchangeable Shares upon exercise of the Parent Retraction Call Right, Liquidation Call Right or Parent Redemption Call Right if such purchase would violate applicable federal, state or provincial securities laws of the United States or Canada. In the event that the Securities Act of 1933, as amended (the "Securities Act"), would require, as a condition precedent to any such purchase by Parent, that the shares of Parent Common Stock to be issued by Parent in consideration for such purchase be registered under the Securities Act (and that no exemption is then available from such registration requirement), then Parent shall file a registration statement on Form S-3 with the United States Securities and Exchange Commission covering such shares of Parent Common Stock to be issued by Parent.

         (b) Notwithstanding anything expressed or implied in this Plan of Arrangement to the contrary, Parent shall not be obligated to purchase any Exchangeable Shares upon exercise of the Parent Retraction Call Right, Liquidation Call Right or Parent Redemption Call Right, if the holder of such Exchangeable Shares has not reasonably satisfied Parent that such holder is not a Non-Resident Person, unless such holder has, prior to such purchase, provided Parent with a Clearance Certificate having a Certificate Limit not less than the fair market value of the shares of Parent Common Stock to be issued in connection with such purchase, which fair market value shall be calculated as of the time of such purchase; but Parent may, at its election, (i) purchase any such Exchangeable Shares (ii) withhold the shares of Parent Common Stock that Parent would otherwise be required to deliver in connection such purchase (the "Section 5.8 Withheld Parent Common Stock"), (iii) sell any Section 5.8 Withheld Parent Common Stock and remit such portion of the sale proceeds to the Receiver General for Canada as may be required to fulfil any obligation pursuant to subsection 116(5) of the Income Tax Act, and (iv) deliver the remaining Section
5.8 Withheld Parent Common Stock to the applicable holder.

                                    ARTICLE 6
                                    AMENDMENT

6.1      PLAN OF ARRANGEMENT AMENDMENT

         (a) By instrument in writing the Company and Target may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time provided that any such amendment, modification, or supplement must be (i) agreed to by Parent, (ii) filed with the Court and, if made following the Meeting, approved by the Court and (iii) communicated to holders of Target Shares, Target Options, Target Warrants or Target Convertible Debentures, as the case may be, in the manner required by the Court (if so required).

         (b) Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Meeting shall be effective only if (i) it is consented to by each of the Company, Target and Parent and (ii) it is consented to by the holders of the Target Shares, Target Options, Target Warrants or Target Convertible Debentures, as the case may be, to the extent so required by the Court.


                                    ARTICLE 7
                             GUARANTY AND ASSIGNMENT

         Parent shall unconditionally and irrevocably guarantee the full and punctual performance of all of the obligations of the Company under this Plan of Arrangement. Parent may assign all or a portion of its rights and obligations (including, without limitation, Parent's obligations pursuant to section 4.2, the Retraction Call Right, the Liquidation Call Right and the Redemption Call Right) under this Plan of Arrangement to any Affiliate of Parent (collectively, the "Permitted Assigns" and either individually a "Permitted Assign") without the consent of the holders of Exchangeable Shares, provided that Parent shall not thereby be released from such obligations.


                                    ARTICLE 8
                                 INDEMNIFICATION

         By virtue of the adoption of the Acquisition Agreement and the approval of the Arrangement by the holders of Target Shares, the holders of Target Shares shall be required, if the Closing occurs and the Arrangement is consummated, to indemnify Parent, the Company, the Target and each of their respective directors, officers, employees, agents, representatives, and other Affiliates with respect to certain matters as shall be set forth in the Shareholders' Agreement. The terms and conditions of such indemnification obligation of the holders of Target Shares shall be set forth in the Shareholders' Agreement and the Escrow Agreement, and shall be treated as if such terms and conditions were an integral part of the Arrangement such that they are binding on all of the holders of Target Shares to the same extent as any other term or condition applicable or pertaining to the Arrangement that is set forth in this Plan of Arrangement. The terms and conditions of such indemnification obligation of the holders of

Target Shares under the Shareholders' Agreement and the Escrow Agreement shall be binding on each holder of Target Shares, regardless of whether such holder of Target Shares is a party to the Shareholders' Agreement or voted in favor of the Arrangement. Notwithstanding the foregoing provisions of this Article 8 or any provision of the Shareholders' Agreement to the contrary, (i) the provisions of this Article 8 shall not apply to any holder of Target Shares that properly perfects his statutory dissenter's rights pursuant to, and in accordance with, the provisions of Article 3 hereof and (ii) in no event shall any holder of Target Shares that is not a party to the Shareholders' Agreement have any personal liability for any indemnification obligation that arises under the Shareholders' Agreement (it being understood that the sole recourse against such holder of Target Shares to satisfy any indemnification obligation of such holder of Target Shares under the Shareholders' Agreement shall be to make a claim against the Escrow Fund pursuant to, and in accordance with, the provisions of the Shareholders' Agreement and the Escrow Agreement).

                                    ARTICLE 9
                               FURTHER ASSURANCES

         Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Acquisition Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

                        APPENDIX A TO PLAN OF ARRANGEMENT


                 PROVISIONS ATTACHING TO THE EXCHANGEABLE SHARES


         The Exchangeable Shares in the capital of the Company shall have the following special rights and restrictions.

                                    ARTICLE 1
                                 INTERPRETATION

1.1      For the purposes of these share provisions:

         (a) "AFFILIATE" means, as applied to any Person, (a) any other Person directly or indirectly controlling, controlled by or under common control with, that Person, (b) any other Person that owns or controls 10% or more of any class of equity securities of that Person or any of its Affiliates (treating for purposes of this clause (b) any equity securities issuable upon the exercise of any option, warrant or convertible security owned or controlled by such other Person as if such equity securities were issued and outstanding), or (c) any director, partner or officer of such Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

         (b) "AUTOMATIC REDEMPTION DATE" means that date which is the second anniversary of the Closing, unless such date shall be accelerated at any time to a specified earlier date by the Board of Directors upon at least 75 days prior written notice to the registered holders of Exchangeable Shares, in which case the Automatic Redemption Date shall be such earlier date; PROVIDED, HOWEVER, that the Board of Directors may so accelerate the Automatic Redemption Date only at such time as there are outstanding fewer than 250,000 Exchangeable Shares held by holders other than Parent and its Affiliates.

         (c) "BC COMPANY ACT" means the Company Act (British Columbia) as amended from time to time.

         (d)   "BOARD OF DIRECTORS" means the board of directors of the Company.

         (e) "BUSINESS DAY" means any day on which commercial banks are generally open for business in Boston, Massachusetts and Vancouver, British Columbia other than a Saturday, a Sunday or a day observed as a holiday in Boston, Massachusetts or in Vancouver, British Columbia under the laws of the Commonwealth of Massachusetts, under the laws of the Province of British Columbia or the federal laws of Canada or the United States of America applicable therein.

         (f) "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

         (g)   "CAPITAL REORGANIZATION" has the meaning ascribed thereto in section 9.2 of these share provisions.

         (h) "CALL NOTICE" has the meaning ascribed thereto in subsection 5.1(b) of the Plan of Arrangement.

         (i)   "CERTIFICATE LIMIT" has the meaning ascribed to that term in
               Section 116 of the Tax Act.

         (j)   "CLEARANCE CERTIFICATE" means a certificate issued pursuant to
               Section 116 of the Tax Act.

         (k) "COMPANY" means C&T Acquisition Corporation, a corporation incorporated under the BC Company Act.

         (l) "CURRENT MARKET PRICE" means, in respect of Parent Common Stock on any date, the Canadian Dollar Equivalent of the closing sale price of a share of Parent Common Stock on such date (or, if no trades of Parent Common Stock occurred on such date, on the last trading day prior thereto on which such trades occurred) as traded on NASDAQ and as reported by The Wall Street Journal, or, if shares of the Parent Common Stock are not then quoted on NASDAQ, on such other stock exchange or automated quotation system on which shares of Parent Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose, PROVIDED, HOWEVER, that if in the event that the Parent Common Stock is no longer listed on the NASDAQ or any other national exchange or automated quotation system, then the Current Market Price of a share of Parent Common Stock shall be determined by the Board of Directors in good faith based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

         (m) "CURRENT PARENT COMMON SHARE EQUIVALENT" means, on any date, the equivalent as at such date of one share of Parent Common Stock as at the Effective Date, expressed to four decimal places, determined by applying on a cumulative basis the following adjustments, to the extent applicable by reason of any transactions occurring in respect of Parent Common Stock between the Effective Date and such date, the Current Parent Common Share Equivalent as at the Effective Date being 1.0000:

                    if Parent shall (A) subdivide or redivide its then outstanding shares of Parent Common Stock into a greater number of shares of Parent Common Stock, unless the Company is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Exchangeable Shares, (B) combine or consolidate its then outstanding shares of Parent Common Stock into a lesser number of shares of Parent Common Stock, unless the Company is permitted under applicable law without a vote of its shareholders to make, and shall simultaneously make, the same or an economically equivalent change to the rights of the holders of Exchangeable Shares, or (C) issue shares of Parent Common Stock (or securities exchangeable or convertible into Parent Common Stock) to the holders of all or substantially all of its then outstanding shares of Parent Common Stock by way of stock dividend or other distribution (other than to holders of Parent Common Stock who exercise an option to receive stock dividends in lieu of receiving cash dividends), unless the Company is permitted under applicable law without a vote of its shareholders to issue or distribute, and shall simultaneously issue and distribute, equivalent numbers of shares of Parent Common Stock or other securities (adjusted if necessary in accordance with the Current Parent Common Share Equivalent), or the economic equivalent on a per share basis, to the holders of the Exchangeable Shares (any of such events being herein called a "Parent Common Stock Reorganization"), the Current Parent Common Share Equivalent shall be adjusted effective immediately after the record date at which the holders of Parent Common Stock are determined for the purpose of the Parent Common Stock Reorganization by multiplying the Current Parent Common Share Equivalent in effect on such record date by the quotient obtained when:

                         (I) the number of shares of Parent Common Stock outstanding after the completion of such Parent Common Stock Reorganization (but before giving effect to the issue of any shares of Parent Common Stock issued after such record date otherwise than as part of such Parent Common Stock Reorganization) including, in the case where securities exchangeable or convertible into shares of Parent Common Stock are distributed in connection with such Parent Common Stock Reorganization, the number of shares of Parent Common Stock that would have been outstanding had such securities been exchanged for or converted into shares of Parent Common Stock on such record date, is divided by

                         (II) the number of shares of Parent Common Stock
                              outstanding on such record date before giving effect to the Parent Common Stock Reorganization;

         (n) "EFFECTIVE DATE" has the meaning ascribed thereto in the Plan of Arrangement.

         (o) "EXCHANGEABLE SHARES" mean the Exchangeable Shares of the Company having the special rights and restrictions set forth herein.

         (p) "LIEN" has the meaning ascribed thereto in the Plan of Arrangement.

         (q)   "LIQUIDATION AMOUNT" has the meaning ascribed thereto in section
               4.1 of these share provisions.

         (r) "LIQUIDATION CALL RIGHT" has the meaning ascribed thereto in subsection 5.2(a) of the Plan of Arrangement.

         (s)   "LIQUIDATION DATE" has the meaning ascribed thereto in section
               4.1 of these share provisions.

         (t) "NASDAQ" means the distinct tier of The Nasdaq Stock Market referred to as the Nasdaq National Market.

         (u) "NON-RESIDENT PERSON" means at the particular time that the context of this Agreement requires, a Person who is not a resident of Canada for purposes of the INCOME TAX ACT at that particular time.

         (v) "PARENT" means Cubist Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor corporation.

         (w) "PARENT COMMON STOCK REORGANIZATION" has the meaning ascribed thereto in subsection 1.1(m) of these share provisions.

         (x) "PARENT COMMON STOCK" mean the common stock of Parent, with a par value of U.S.$0.001 per share, and any other securities into which such common stock may be changed.

         (y) "PARENT DIVIDEND DECLARATION DATE" means the date on which the Board of Directors of Parent declares any dividend on the Parent Common Stock.

         (z) "PARENT SUPPORT AGREEMENT" means the Parent Support Agreement among Parent and the Company, made as of the Effective Date, a copy of which is on file at the registered office of the Company and available. at no cost, upon request.

         (aa) "PERSON" means any natural person, corporation, general partnership, limited partnership, limited liability company or partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority;

         (bb) "PLAN OF ARRANGEMENT" means the plan of arrangement relating to the arrangement of the Company under section 252 of the BC Company Act, to which plan these share provisions are attached.

         (cc) "REDEMPTION CALL RIGHT" has the meaning ascribed thereto in subsection 5.3(a) of the Plan of Arrangement.

         (dd)  "REDEMPTION PRICE" has the meaning ascribed thereto in section
               6.1 of these share provisions.

         (ee)  "RETRACTED SHARES" has the meaning ascribed thereto in section
               5.1 of these share provisions.

         (ff) "RETRACTION CALL RIGHT" has the meaning ascribed thereto in subsection 5.1(a) of the Plan of Arrangement.

         (gg) "RETRACTION DATE" has the meaning ascribed thereto in section 5.2 of these share provisions.

         (hh)  "RETRACTION PRICE" has the meaning ascribed thereto in section
               5.1 of these share provisions.

         (ii)  "RETRACTION REQUEST" has the meaning ascribed thereto in section
               5.1 of these share provisions.

         (jj) "SECURITIES ACT" has the meaning ascribed thereto in section 4.5 of these share provisions.

         (kk) "TAX ACT" means the INCOME TAX ACT (Canada) as amended from time to time.

         (ll) "TRANSFER AGENT" means Davis & Company or such other person as may from time to time be the registrar and transfer agent for the Exchangeable Shares.

         (mm) "TRUSTEE" means State Street Bank and Trust Company, a Massachusetts banking organization, and any successor trustee appointed under the Voting and Exchange Trust Agreement.

         (nn) "VOTING AND EXCHANGE TRUST AGREEMENT" means the Voting and Exchange Trust Agreement between the Company, Parent and the Trustee, made as of the Effective Date.

1.2 All amounts required to be paid, deposited or delivered hereunder shall be paid, deposited or delivered after deduction of any amount required by applicable law to be deducted or withheld on account of tax and the deduction of such amounts and remittance to the applicable tax authorities shall, to the extent thereof, satisfy such requirement to pay, deposit or deliver hereunder.

                                    ARTICLE 2
                         RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall rank PARI PASSU to the Common Shares of the Company and any other shares ranking PARI PASSU to the Common Shares of the Company, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs.

                                    ARTICLE 3
                                    DIVIDENDS

3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend declared on the Parent Common Stock, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent on the Parent Dividend Declaration Date of the cash dividend declared on each share of Parent Common Stock as is equal to the Current Parent Common Share Equivalent on the Parent Dividend Declaration Date or (b) in the case of a stock dividend declared on the Parent Common Stock to be paid in shares of Parent Common Stock, in such whole number of Exchangeable Shares for the Exchangeable Shares held by each holder as is equal to the number of shares of Parent Common Stock to be paid as a dividend on each share of Parent Common Stock (if such calculation results in a fraction of an Exchangeable Share, the holder shall receive in lieu of such fraction an amount in cash equal to the product obtained by multiplying the amount that would be payable in respect of an equal fraction of a share of Parent Common Stock as at the Parent Dividend Declaration Date, calculated in accordance with section 9.4, by the Current Parent Common Share Equivalent as at such date) or (c) in the case of a dividend declared on the Parent Common Stock to be paid in property other than cash or Parent Common Stock (including without limitation other securities of Parent), in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent (as determined by the Board of Directors in accordance with section 9.1) to the type and amount of property to be paid as a dividend on each share of Parent Common Stock as is equal to the Current Parent Common Share Equivalent on the Parent Dividend Declaration Date. Such dividends shall be paid out of money, assets or property of the Company properly applicable to the payment of dividends, or out of authorized but unissued Exchangeable Shares.

3.2 Cheques of the Company payable at par at any branch of the bankers of the Company shall be issued in respect of any cash dividends contemplated by subsection 3.1(a) hereof or in respect of any cash amount payable in lieu of a fractional Exchangeable Share in connection with any stock dividends contemplated by subsection 3.1(b) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by subsection 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 3.1(c) hereof shall be issued, distributed or transferred by the Company in such manner as it shall determine and the issuance, distribution or transfer thereof by the Company to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Company any dividend that is represented by a cheque that has not been duly presented to the Company's bankers for payment or that otherwise remains unclaimed for a period of two years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Parent Common Stock.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Company shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.5 S    So long as any of the Exchangeable Shares are outstanding, the Company shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in section 8.2 of these share provisions issue any Exchangeable Shares other than (i) by way of stock dividends to the holders of such Exchangeable Shares, (ii) otherwise pro rata to holders of Exchangeable Shares, (iii) as contemplated by the Parent Support Agreement or (iv) pursuant to any agreements or rights in existence at the Effective Date.

                                    ARTICLE 4
                           DISTRIBUTION ON LIQUIDATION

4.1 In the event of the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Company in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of such liquidation, dissolution or winding-up, PARI PASSU with any distribution of any part of the assets of the Company among the holders of the Common Shares of the Company or any other shares ranking PARI PASSU with the Exchangeable Shares, an amount per share equal to (a) the Current Market Price multiplied by the Current Parent Common Share Equivalent, in each case determined on the last Business Day prior to the Liquidation Date, which shall be satisfied in full in respect of all of the Exchangeable Shares held by such holder by the Company causing to be delivered to such holder such whole number of shares of Parent Common Stock as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Parent Common Share Equivalent (together with an amount in lieu of any fractional share of Parent Common Stock resulting from such calculation payable in accordance with section 9.4), plus (b) the aggregate of all declared and unpaid dividends on each such Exchangeable Share up to the Liquidation Date (collectively the "Liquidation Amount").

4.2 In any case of any liquidation, dissolution or winding-up of the Company pursuant to this Article 4, the Company shall, at least 15 days before the Liquidation Date, send or cause to be sent to each holder of Exchangeable Shares a notice in writing of such liquidation, dissolution or winding-up. Upon receipt of such notice of liquidation, dissolution or winding-up from the Company, each holder of Exchangeable Shares shall, within five (5) days after receipt of such notice, execute and deliver to the Company and Parent a certificate in the form attached hereto as SCHEDULE B.

4.3 On or promptly after the Liquidation Date, and subject to the exercise by Parent of the Liquidation Call Right, the Company shall, subject to the provisions of Sections 4.5 and 4.6 hereof, cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BC Company Act and the articles of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Company and at any office of the Transfer Agent as may be specified by the Company by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company by notice to the holders of Exchangeable Shares, on behalf of the Company of certificates representing the shares of Parent Common Stock to be delivered in payment thereof (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) and a cheque of the Company payable at par at any branch of the bankers of the Company in respect of any fractional share of Parent Common Stock and all declared and unpaid dividends comprising part of the total Liquidation Amount (or, if any of such dividends were payable in property, such property or property that is the same as or economically equivalent to such property).

         On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the total Liquidation Amount in respect of their Exchangeable Shares, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided.

         The Company shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving the total Liquidation Amount (without interest) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the shares of Parent Common Stock delivered to them.

4.4 After the Company has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to section 4.1 of these share provisions, such holders shall not be entitled to share in any further distribution of the assets of the Company.

4.5 Notwithstanding anything expressed or implied in this Article 4 to the contrary, the Company shall not be obligated to make payment of the Liquidation Amount on any Exchangeable Shares pursuant to this Article 4 if such payment would violate, or cause Parent to violate, applicable federal, state or provincial securities laws of the United States or Canada. In the event that the Securities Act of 1933, as amended (the "Securities Act"), would require, as a condition precedent to any such payment of the Liquidation Amount, that the shares of Parent Common Stock to be issued in payment of such Liquidation Amount be registered under the Securities Act (and that no exemption is then available from such registration requirement), then Parent shall file a registration statement on Form S-3 with the United States Securities and Exchange Commission covering such shares of Parent Common Stock to be issued.

4.6 Notwithstanding anything expressed or implied in this Article 4 to the contrary, the Company shall not be obligated to make payment of the Liquidation Amount on any Exchangeable Shares pursuant to this Article 4 if the holder of such Exchangeable Shares has not reasonably satisfied the Company that such holder is not a Non-Resident Person, unless such holder has, prior to such payment, provided the Company with a Clearance Certificate having a Certificate Limit not less than the fair market value of the shares of Parent Common Stock to be issued in connection with such purchase, which fair market value shall be calculated as of the time of such purchase; but the Company may, at its option,
(i) make payment of such Liquidation Amount, (ii) withhold the shares of Parent Common Stock that Parent would otherwise be required to deliver in connection with such payment (the "Section 4.6 Withheld Parent Common Stock"), (iii) sell any Section 4.6 Withheld Parent Common Stock and remit such portion of the sale proceeds to the Receiver General for Canada as may be required to fulfil any obligation pursuant to subsection 116(5) of the Income Tax Act and (iv) return any remaining Section 4.6 Withheld Parent Common Stock to the applicable holder.

                                    ARTICLE 5
                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

5.1 A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by Parent of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 5, to require the Company to redeem any or all of the Exchangeable Shares registered in the name of such holder (the "Retracted Shares") for an amount for each Retracted Share equal to
(a) the Current Market Price multiplied by the Current Parent Common Share Equivalent, in each case determined on the last Business Day prior to the Retraction Date, which shall be satisfied in full in respect of the Retracted Shares by the Company causing to be delivered to such holder such whole number of shares of Parent Common Stock as is equal to the product obtained by multiplying the number of Retracted Shares by the Current Parent Common Share Equivalent (together with an amount in lieu of any fractional share of Parent Common Stock resulting from such calculation payable in accordance with section 9.4), plus (b) the aggregate of all dividends declared and unpaid on each Retracted Share up to the Retraction Date (collectively the "Retraction Price", provided that if the record date for any such declared and unpaid dividend occurs on or after the Retraction Date the Retraction Price shall not include such declared and unpaid dividends). To effect such redemption, the holder shall present and surrender at any office of the Transfer Agent listed on SCHEDULE A hereto the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Company redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BC Company Act and the articles of the Company and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of SCHEDULE A hereto or in such other form as may be acceptable to the Transfer Agent:

         (a) specifying that the holder desires to have the Retracted Shares represented by such certificate or certificates redeemed by the Company; and

         (b) acknowledging the Retraction Call Right of Parent to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Parent in accordance with the Retraction Call Right.

5.2 Subject to the exercise by Parent of the Retraction Call Right, upon receipt by the Transfer Agent in the manner specified in section 5.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Company redeem, together with such other documents and instruments as may be required pursuant to section 5.1 and a Retraction Request, and provided that the Retraction Request is not revoked by the holders in the manner specified in Section 5.7, the Company shall, subject to the provisions of Sections 5.8 and 5.9 hereof, redeem the Retracted Shares effective at the close of business on the sixth Business Day after the Retraction Request is received (the "Retraction Date") and shall cause to be delivered to such holder the total Retraction Price with respect to such shares. If only a part of the Exchangeable Shares represented by any certificate are redeemed (or purchased by Parent pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Company.

5.3 Upon receipt by the Transfer Agent of a Retraction Request, the Transfer Agent shall forthwith notify Parent thereof. In order to exercise the Retraction Call Right, Parent must deliver a Call Notice to the Transfer Agent prior to the expiry of the third Business Day after the receipt by the Transfer Agent of the Retraction Request. If Parent does not so notify the Transfer Agent, the Transfer Agent will notify the holder as soon as possible thereafter that Parent will not exercise the Retraction Call Right. If Parent delivers the Call Notice before the end of such three Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 5.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Parent in accordance with the Retraction Call Right. In such event, the Company shall not redeem the Retracted Shares and Parent shall purchase from such holder and such holder shall sell to Parent on the Retraction Date the Retracted Shares pursuant to the Retraction Call Right.

5.4      If a Retraction Request is received by the Transfer Agent pursuant to section 5.1 and Parent has not exercised the Retraction Call Right, and provided the Retraction Request is not revoked by the holder in the manner specified in section 5.7, the Company shall cause the Transfer Agent to deliver to the holder of the Retracted Shares, at the address of the holder recorded in the securities register of the Company for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the office of the Transfer Agent to which the Retraction Request was delivered, certificates representing the shares of Parent Common Stock to be delivered to the holder in payment of the total Retraction Price for the Retracted Shares (or the portion thereof payable in shares of Parent Common Stock, as the case may
be) (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) registered in the name of the holder or in such other name as the holder may request and a cheque of the Company payable at par at any branch of the bankers of the Company in payment of the remaining portion, if any, of the total Retraction Price (or, if any part of the Retraction Price consists of dividends payable in property, such property or property that is the same as or economically equivalent to such property), and such delivery of such certificates and cheque (and property, if any) on behalf of the Company, by the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price, to the extent that the same is represented by such share certificates and cheque (and property, if any), unless such cheque is not paid on due presentation.

5.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price shall not be made, in which case the rights of such holder shall remain unaffected until the total Retraction Price has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Company shall thereafter be considered and deemed for all purposes to be a holder of the shares of Parent Common Stock delivered to it.

5.6 Notwithstanding any other provision of this Article 5, the Company shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Company believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Parent shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Company shall be obligated to redeem Retracted Shares specified by a holder in a Retraction Request only to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions on a pro rata basis and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Company and the Company shall issue to each holder of Retracted Shares a new certificate, at the expense of the Company, representing the Retracted Shares not redeemed by the Company pursuant to section 5.2 hereof. The holder of any such Retracted Shares not redeemed by the Company pursuant to section 5.2 of these share provisions as a result of solvency requirements of applicable law shall be deemed by giving the Retraction Request to require Parent to purchase such Retracted Shares from such holder pursuant to the Exchange Right (as defined in the Voting and Exchange Trust Agreement).

5.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Company and to the Transfer Agent before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Parent shall be deemed to have been revoked.

5.8 Notwithstanding anything expressed or implied in this Article 5 to the contrary, the Company shall not be obligated to redeem any Retracted Shares if such redemption would violate, or cause Parent to violate, applicable federal, state or provincial securities laws of the United States or Canada. In the event that the Securities Act would require, as a condition precedent to any such redemption by the Company, that the shares of Parent Common Stock to be issued in connection with such redemption be registered under the Securities Act (and that no exemption is then available from such registration requirement), then Parent shall file a registration statement on Form S-3 with the United States Securities and Exchange Commission covering such shares of Parent Common Stock to be issued.

5.9 Notwithstanding anything expressed or implied in this Article 5 to the contrary, the Company shall not be obligated to redeem any Retracted Shares if the holder of such Retracted Shares has not reasonably satisfied the Company that such holder is not a Non-Resident Person, unless such holder has, prior to such redemption, provided the Company with a Clearance Certificate having a Certificate Limit not less than the fair market value of the shares of Parent Common Stock to be issued in connection with such redemption, which fair market value shall be calculated as of the time of such redemption; but the Company may, at its election, (i) redeem such Retracted Shares, (ii) withhold the shares of Parent Common Stock that the Company would otherwise be required to deliver in connection with such redemption, the "Section 5.9 Withheld Parent Common Stock"), (iii) sell any Section 5.9 Withheld Parent Common Stock and remit such portion of the sale proceeds to the Receiver General for Canada as may be required to fulfil any obligation pursuant to subsection 116(5) of the Income Tax Act, and (iv) deliver the remaining Section 5.9 Withheld Parent Common Stock to the applicable holder.

                                    ARTICLE 6
                        REDEMPTION OF EXCHANGEABLE SHARES

6.1 Subject to applicable law, and if Parent does not exercise the Redemption Call Right, the Company shall, subject to the provisions of Sections
6.4 and 6.5 hereof, on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount per share equal to (a) the Current Market Price multiplied by the Current Parent Common Share Equivalent, in each case determined on the last business day prior to the Automatic Redemption Date, which shall be satisfied in full in respect of all of the Exchangeable Shares held by each holder of Exchangeable Shares by the Company causing to be delivered to such holder such whole number of shares of Parent Common Stock as is equal to the product obtained by multiplying the number of such Exchangeable Shares by the Current Parent Common Share Equivalent (together with an amount in lieu of any fractional share of Parent Common Stock resulting from such calculation payable in accordance with section 9.4), plus (b) the aggregate of all declared and unpaid dividends thereon up to the Automatic Redemption Date (collectively the "Redemption Price").

6.2      In any case of a redemption of Exchangeable Shares under this
Article 6, the Company shall, at least 75 days before the Automatic Redemption Date, send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Company or the purchase by Parent under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. Upon receipt of such notice of redemption from the Company, each holder of Exchangeable Shares shall, within fifteen (15) days after receipt of such notice, execute and deliver to the Company a certificate in the form attached hereto as SCHEDULE B.

6.3 On or after the Automatic Redemption Date and subject to the exercise by Parent of the Redemption Call Right, the Company shall cause to be delivered to the holders of the Exchangeable Shares the Redemption Price for each such Exchangeable Share upon presentation and surrender at any office of the Transfer Agent of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the BC Company Act and the articles of the Company and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Company or by holding for pick up by the holder at the registered office of the Company or at any office of the Transfer Agent as may be specified by the Company in such notice, on behalf of the Company of certificates representing the shares of Parent Common Stock to be delivered to the holder in payment of the Redemption Price (or the portion thereof payable in shares of Parent Common Stock, as the case may be) (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any Liens) and a cheque of the Company payable at par at any branch of the bankers of the Company in respect of any fractional share of Parent Common Stock and all declared and unpaid dividends comprising part of the total Redemption Price (or, if any of such dividends are payable in property, such property or property of the economic equivalent thereof). On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive the total Redemption Price for their Exchangeable Shares, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Company shall have the right at any time to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving the total Redemption Price for such Exchangeable

Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the shares of Parent Common Stock delivered to them.

6.4 Notwithstanding anything expressed or implied in this Article 6 to the contrary, the Company shall not be obligated to redeem any Exchangeable Shares pursuant to this Article 6 if such redemption would violate, or cause the Parent to violate, applicable federal, state or provincial securities laws of the United States or Canada. In the event that the Securities Act would require, as a condition precedent to any such redemption by the Company, that the shares of Parent Common Stock to be issued in connection with such redemption be registered under the Securities Act (and that no exemption is then available from such registration requirement), then Parent shall file a registration statement on Form S-3 with the United States Securities and Exchange Commission covering such shares of Parent Common Stock to be issued.

6.5 Notwithstanding anything expressed or implied in this Article 6 to the contrary, the Company shall not be obligated to redeem any Exchangeable Shares if the holder of such Exchangeable Shares has not reasonably satisfied the Company that such holder is not a Non-Resident Person, unless such holder has, prior to such redemption, provided the Company with a Clearance Certificate having a Certificate Limit not less than the fair market value of the shares of Parent Common Stock to be issued in connection with such redemption, which fair market value shall be calculated as of the time of such purchase; but the Company may, at its election, (i) redeem such Retracted Shares, (ii) withhold the shares of Parent Common Stock that the Company would otherwise be required to deliver in connection with such redemption (the "Section 6.5 Withheld Parent Common Stock"), (iii) sell any Section 6.5 Withheld Parent Common Stock and remit such portion of the sale proceeds to the Receiver General for Canada as may be required to fulfil any obligation pursuant to subsection 116(5) of the Income Tax Act and (iv) deliver the remaining Section 6.5 withheld Parent Common Stock to the applicable holder.

                                    ARTICLE 7
                                  VOTING RIGHTS


7.1 Except as required by applicable law and the provisions of sections 8.1 and 10.2, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the members of the Company or to vote at any such meeting.

                                    ARTICLE 8
                             AMENDMENT AND APPROVAL

8.1 The special rights and restrictions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

8.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy. If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

                                    ARTICLE 9
                ECONOMIC EQUIVALENCE, CHANGES RELATING TO PARENT

9.1 The Board of Directors shall determine, in good faith and in its sole discretion (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may require) economic equivalence for the purposes of any provision herein that requires such a determination and each such determination shall be conclusive and binding on Parent, where applicable.

9.2 If at any time there is a capital reorganization of Parent that is not provided for in subsection 1.1(m) or a consolidation, merger, arrangement or amalgamation (statutory or otherwise) of Parent with or into another entity (any such event being called a "Capital Reorganization"), any holder of Exchangeable Shares whose Exchangeable Shares have not been exchanged for Parent Common Stock in accordance with the provisions hereof prior to the record date for such Capital Reorganization shall be entitled to receive and shall accept, upon any such exchange occurring pursuant to the provisions hereof at any time after the record date for such Capital Reorganization, in lieu of the Parent Common Stock that he would otherwise have been entitled to receive pursuant to the provisions hereof, the number of shares or other securities of Parent or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property, that such holder would have been entitled to receive as a result of such Capital Reorganization if, on the record date, he had been the registered holder of the number of shares of Parent Common Stock to which he was then entitled upon any exchange of his Exchangeable Shares into shares of Parent Common Stock in accordance with the provisions hereof, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in subsection 1.1(m); provided that no such Capital Reorganization shall be carried into effect unless all necessary steps shall have been taken so that each holder of Exchangeable Shares shall thereafter be entitled to receive, upon any exchange of his Exchangeable Shares pursuant to the provisions hereof, such number of shares or other securities of Parent or of the body corporate resulting, surviving or continuing from the Capital Reorganization, or other property.

9.3 In the case of any reclassification of, or other change in, the outstanding Parent Common Stock other than a Parent Common Stock Reorganization or a Capital Reorganization, such changes shall be made in the rights attaching to the Exchangeable Shares, without any action on the part of the Company or the holders of the Exchangeable Shares to the extent permitted by applicable law, effective immediately following the record date for such reclassification or other change, to the extent necessary to ensure that holders of Exchangeable Shares shall be entitled to receive, upon the occurrence at any time after such record date of any event whereby they would receive shares of Parent Common Stock pursuant to the provisions hereof, such shares, securities or rights as they would have received if their Exchangeable Shares had been exchanged for shares of Parent Common Stock pursuant to the provisions hereof immediately prior to such record date, subject to adjustment thereafter in the same manner, as nearly as may be possible, as is provided for in subsection 1.1(m).

9.4      If and whenever at any time up to and including the Liquidation Date:

         (a) shares or securities of Parent of any class other than shares of Parent Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of Parent Common Stock);

         (b) rights, options or warrants, other than those referred to in subsection 1.1(m);

         (c)   evidences of indebtedness of Parent; or

         (d)   assets of Parent;

are issued or distributed to the holders of all or substantially all of the then outstanding shares of Parent Common Stock, the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets shall be issued or distributed simultaneously to holders of the Exchangeable Shares whose Exchangeable Shares have not been exchanged for shares of Parent Common Stock in accordance with the provisions hereof prior to the record date for such issuance or distribution.

9.5 No certificates or scrip representing fractional shares of Parent Common Stock shall be delivered to holders of Exchangeable Shares pursuant to the provisions hereof. In lieu of any such fractional security, each person entitled to a fractional interest in a share of Parent Common Stock will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the Canadian Dollar Equivalent as of the fourth Business Day prior to the relevant date of delivery of certificates representing shares of Parent Common Stock (the "Fractional Share Calculation Date") of the product of (i) such fraction, multiplied by (ii) the closing sale price of a share of Parent Common Stock as reported on NASDAQ on the Fractional Share Calculation Date, or, if shares of Parent Common Stock are not then quoted on NASDAQ, on such other stock exchange or automated quotation system on which shares of Parent Common Stock are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose, provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of shares of Parent Common Stock during such period does not create a market that reflects the fair market value of a share of Parent Common Stock then the Current Market Price of a share of Parent Common Stock shall be determined by the Board of Directors in good faith based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

                                   ARTICLE 10
              ACTIONS BY THE COMPANY UNDER PARENT SUPPORT AGREEMENT

10.1 The Company will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Parent with all provisions of the Parent Support Agreement and the Voting and Exchange Trust Agreement applicable to the Company and Parent, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Company and the holders of Exchangeable Shares all rights and benefits in favour of the Company under or pursuant to such agreements.

10.2 The Company shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Parent Support Agreement and the Voting and Exchange Trust Agreement without the approval of the holders of the Exchangeable Shares given in accordance with section 8.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

         (a) adding to the covenants of the other party or parties to such agreement for the protection of the Company or the holders of Exchangeable Shares; or

         (b) making such provisions or modifications not inconsistent with such agreements as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

         (c) making such changes in or corrections to such agreements which, on the advice of counsel to the Company, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   ARTICLE 11
                                     LEGEND

         The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Parent Support Agreement, the provisions of the Plan of Arrangement relating to the Retraction Call Right, the Liquidation Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights, exchange right and automatic exchange thereunder).

                                   ARTICLE 12
                                     NOTICES

12.1 Any notice, request or other communication to be given to the Company by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Company and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Company.

12.2 Any presentation and surrender by a holder of Exchangeable Shares to the Company or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Company or the retraction or redemption of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Company or to such office of the Transfer Agent as may be specified by the Company, in each case addressed to the attention of the President of the Company. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Company or the Transfer Agent, as the case may be. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

12.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Company shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Company or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Company pursuant thereto.

                                   ARTICLE 13
                                   TAX MATTERS

13.1 While any Exchangeable Share is outstanding, the Company will at no time be a specified financial institution (as that term is defined in subsection 248(1) of the Tax Act) or a specified person (as that term is defined in paragraph 112(2.2)(g) of the Tax Act) in relation to any such institution.

                                   ARTICLE 14
                            RESTRICTIONS ON TRANSFER

         The Exchangeable Shares shall not be sold, assigned, transferred, pledged, hypothecated, mortgaged, encumbered or disposed of in any case (including, without limitation, any transfer by gift or operation of law) without the prior written consent of the Parent. Without limiting the generality of the foregoing, in the event of any sale, assignment, transfer, pledge, hypothecation, mortgage, encumbrance or disposition (each, a "Transfer") of any Exchangeable Shares in violation of the provisions of the foregoing sentence, such Exchangeable Shares shall be deemed, and treated as, having been redeemed by the transferor thereof pursuant to Article 5 hereof prior to any such Transfer such that the interest conveyed by such transferor to the purported transferee of such Exchangeable Shares is an interest not in such Exchangeable Shares themselves but an interest in the shares of Parent Common Stock to which the transferor was entitled as a result of the deemed redemption of such Exchangeable Shares pursuant to this Article 14.

                                   SCHEDULE A

                              NOTICE OF RETRACTION

To: C&T Acquisition Corporation (the "Company") and Cubist Pharmaceuticals, Inc. ("Parent")

         This notice is given pursuant to Article 5 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

         The undersigned hereby represents and warrants to the Company and the Parent (and the Permitted Assigns) that (THE UNDERSIGNED MUST CHECK ONE OF THE FOLLOWING):

               [ ] the undersigned is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1993, as amended (the "Securities Act"); the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the investment in Parent Common Stock that the undersigned is making by reason of the Retraction Request made hereby;. the undersigned's financial condition is such that the undersigned is able to bear all economic risks of investment in Parent Common Stock, including a complete loss of the undersigned's investment; Parent has provided the undersigned with adequate access to financial and other information concerning Parent (including, without limitation, Parent's public filings with the Securities and Exchange Commission) and the undersigned has had the opportunity obtain from Parent information regarding an investment in Parent; and the undersigned will acquire shares of Parent Common Stock pursuant to this Retraction Request solely for investment purposes, with no present intention of distributing or reselling any of such shares or any interest therein. the undersigned is aware that, except as set forth in such Shareholders' Agreement, such shares of Parent Common Stock will not be registered under the Securities Act, and that neither such shares nor any interest therein may be sold, pledged, or otherwise transferred unless the resale of such shares is registered under the Securities Act or such shares qualify for an exemption from such registration, and the certificate(s) representing such shares will bear appropriate restrictive legends referring to such restrictions on transfer.

               [ ] the undersigned is not a "U.S. Person" as such term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"); the undersigned is not acquiring the shares of Parent Common Stock for the account or benefit of any such U.S. person; the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the investment in Parent Common Stock that the undersigned is making by reason of the Retraction Request made hereby;. the undersigned's financial condition is such that the undersigned is able to bear all economic risks of investment in Parent Common Stock, including a complete loss of the undersigned's investment; Parent has provided the undersigned with adequate access to financial and other information concerning Parent (including, without limitation, Parent's public filings with the Securities and Exchange Commission) and the undersigned has had the opportunity obtain from Parent information regarding an investment in Parent; and the undersigned will acquire shares of Parent Common Stock pursuant to this Retraction Request solely for investment purposes, with no present intention of distributing or reselling any of such shares or any interest therein. the undersigned is aware that, except as set forth in such Shareholders' Agreement, such shares of Parent Common Stock will not be registered under the Securities Act, and that neither such shares nor any interest therein may be sold, pledged, or otherwise transferred unless in accordance with the provisions of Regulation S under the Securities Act or unless the resale of such shares is registered under the Securities Act or such shares qualify for an exemption from such registration, and the certificate(s) representing such shares will bear appropriate restrictive legends referring to such restrictions on transfer.

         The undersigned hereby notifies the Company that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Company redeem in accordance with Article 5 of the Share Provisions:

[  ]     all share(s) represented by this certificate; or

[  ]     _____________________________ share(s) only.


         The undersigned acknowledges the Retraction Call Right of Parent (or a Permitted Assign) to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer (subject as hereinafter provided) by the undersigned to sell the Retracted Shares to Parent (or a Permitted Assign) in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Purchase Price and on the other terms and conditions set out in section 5.1 of the Plan of Arrangement. If Parent (or a Permitted Assign) determines not to exercise the Retraction Call Right, the Transfer Agent will notify the undersigned of such fact as soon as possible. This notice of retraction, and the offer to sell the Retracted Shares to Parent (or a Permitted Assign), may be withdrawn and revoked by the undersigned only by notice in writing given to Parent (or a Permitted Assign), the Company and to the Transfer Agent at any time before the close of business on the business day immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of solvency provisions of applicable law or otherwise, the Company fails to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require Parent to purchase the unredeemed Retracted Shares.

         Upon request of Parent, the undersigned will duly complete and deliver to Parent a purchaser questionnaire in such form as reasonably required by Parent.

         The undersigned hereby further represents and warrants to the Company and Parent (and the Permitted Assigns):

         (i) that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Company or Parent (or a Permitted Assign), as the case may be, free and clear of all Liens; AND

         (ii)  either

               [  ] the undersigned is a resident of Canada for purposes of the
                    Income Tax Act (Canada); OR

               [  ] the undersigned is not a resident of Canada for purposes of the Income Tax Act (Canada).

The undersigned hereby acknowledges that, if the undersigned is not a resident of Canada, and has not submitted with this notice a certificate issued by Revenue Canada under section 116 of the Income Tax Act (Canada) in respect of the Retracted Shares, the amount of any securities or cash resulting from the retraction or the purchase of the Retracted Shares will be reduced by the amount of withholdings required under the Income Tax Act (Canada).


---------------     -------------------------------     -----------------------
(Date)              (Signature of Shareholder)          (Guarantee of Signature)


[ ] Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of ___________________________________ failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer office in _______________. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Company and the securities and cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.



---------------------------------           ----------------------------------
Name of Person in Whose Name                Date
Securities or Cheque(s) Are To
Be Registered, Issued or
Delivered (please print)


---------------------------------           ----------------------------------
Street Address or P.O. Box                  Signature of Shareholder


---------------------------------           ----------------------------------
City-Province                               Signature of Shareholder

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Company will be issued and registered in the name of the shareholder as it appears on the register of the Company, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

                                   SCHEDULE B

                                   CERTIFICATE

To: C&T Acquisition Corporation (the "Company") and Cubist Pharmaceuticals, Inc.("Parent")

         This notice is given pursuant to the Plan of Arrangement and the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

         The undersigned hereby represents and warrants to the Company and the Parent (and the Permitted Assigns) that (THE UNDERSIGNED MUST CHECK ONE OF THE FOLLOWING)):

               [ ] the undersigned is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1993, as amended (the "Securities Act"); the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the investment in Parent Common Stock that the undersigned is making by reason of the Retraction Request made hereby;. the undersigned's financial condition is such that the undersigned is able to bear all economic risks of investment in Parent Common Stock, including a complete loss of the undersigned's investment; Parent has provided the undersigned with adequate access to financial and other information concerning Parent (including, without limitation, Parent's public filings with the Securities and Exchange Commission) and the undersigned has had the opportunity obtain from Parent information regarding an investment in Parent; and The undersigned will acquire shares of Parent Common Stock pursuant to this Retraction Request solely for investment purposes, with no present intention of distributing or reselling any of such shares or any interest therein. The undersigned is aware that, except as set forth in such Shareholders' Agreement, such shares of Parent Common Stock will not be registered under the Securities Act, and that neither such shares nor any interest therein may be sold, pledged, or otherwise transferred unless the resale of such shares is registered under the Securities Act or such shares qualify for an exemption from such registration, and the certificate(s) representing such shares will bear appropriate restrictive legends referring to such restrictions on transfer.

               [ ] the undersigned is not a "U.S. Person" as such term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"); the undersigned is not acquiring the shares of Parent Common Stock for the account or benefit of any such U.S. person; the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the investment in Parent Common Stock that the undersigned is making by reason of the Retraction Request made hereby;. the undersigned's financial condition is such that the undersigned is able to bear all economic risks of investment in Parent Common Stock, including a complete loss of the undersigned's investment; Parent has provided the undersigned with adequate access to financial and other information concerning Parent (including, without limitation, Parent's public filings with the Securities and Exchange Commission) and the undersigned has had the opportunity obtain from Parent information regarding an investment in Parent; and The undersigned will acquire shares of Parent Common Stock pursuant to this Retraction Request solely for investment purposes, with no present intention of distributing or reselling any of such shares or any interest therein. The undersigned is aware that, except as set forth in such Shareholders' Agreement, such shares of Parent Common Stock will not be registered under the Securities Act, and that neither such shares nor any interest therein may be sold, pledged, or otherwise transferred unless in accordance with the provisions of Regulation S under the Securities Act or unless the resale of such shares is registered under the Securities Act or such shares qualify for an exemption from such registration, and the certificate(s) representing such shares will bear appropriate restrictive legends referring to such restrictions on transfer.

         Upon request of Parent, the undersigned will duly complete and deliver to Parent a purchaser questionnaire in such form as reasonably required by Parent.

         The undersigned hereby further represents and warrants to the Company and Parent (and the Permitted Assigns):

         (i) that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Company or Parent (or a Permitted Assign), as the case may be, free and clear of all Liens; AND

         (ii)  either (THE UNDERSIGNED MUST CHECK ONE OF THE FOLLOWING)

               [  ] the undersigned is a resident of Canada for purposes of the
                    Income Tax Act (Canada); OR

               [  ] the undersigned is not a resident of Canada for purposes of the Income Tax Act (Canada).

The undersigned hereby acknowledges that, if the undersigned is not a resident of Canada, and has not submitted with this notice a certificate issued by Revenue Canada under section 116 of the Income Tax Act (Canada) in respect of the Retracted Shares, the amount of any securities or cash resulting from the retraction or the purchase of the Retracted Shares will be reduced by the amount of withholdings required under the Income Tax Act (Canada).



--------------------     --------------------------    ------------------------
(Date)                   (Signature of Shareholder)    (Guarantee of Signature)

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer office in _______________. The securities and any cheque(s) will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Company and the securities and cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.



---------------------------------           ---------------------------------
Name of Person in Whose Name                Date
Securities or Cheque(s) Are To
Be Registered, Issued or
Delivered (please print)


---------------------------------           ---------------------------------
Street Address or P.O. Box                  Signature of Shareholder


---------------------------------           ---------------------------------
City-Province                               Signature of Shareholder

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Company will be issued and registered in the name of the shareholder as it appears on the register of the Company, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.




                                     -3-